TENTH AGREEMENT OF AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Tenth Agreement of Amendment to Loan and Security Agreement (“Amendment”) is effective April 1, 2019, by and among GERBER FINANCE INC., a New York corporation, having an office at 488 Madison Avenue, New York, New York 10022 (“Lender”), KBS BUILDERS, INC., having an address at 5215 Gershwin Avenue N., Oakdale, Minnesota 55128 (“Borrower”), and ATRM HOLDINGS, INC., having an office at 5215 Gershwin Avenue N., Oakdale, Minnesota 55128 (“Guarantor”).

RECITALS

A.    Borrower has executed and delivered to Lender a certain Promissory Note, dated February 23, 2016, in the original maximum principal sum of Four Million Dollars ($4,000,000.00) (the “Note”) payable to the order of Lender.

B.    In connection with the execution and delivery of the Note and to secure payment and performance of the Note and other obligations of Borrower to Lender, Lender and Borrower have executed, among other things, a Loan and Security Agreement dated as of February 23, 2016, as amended by Agreement of Amendment to Loan and Security Agreement, dated as of November 30, 2016, a Second Agreement of Amendment to Loan and Security Agreement, dated as of November 30, 2016, a Third Agreement of Amendment to Loan and Security Agreement, dated as of June 30, 2017, a Fourth Agreement of Amendment to Loan and Security Agreement, dated as of July 19, 2017, a Fifth Agreement of Amendment to Loan and Security Agreement dated as of September 29, 2017, a Sixth Agreement of Amendment to Loan and Security Agreement dated as of December 22, 2017, a series of emails between representatives of the parties sent January 12-14, 2018 characterized as a Seventh Agreement of Amendment to Loan and Security Agreement, an Eighth Agreement of Amendment to Loan and Security Agreement dated as of October 1, 2018, and a Ninth Agreement of Amendment to Loan and Security Agreement dated as of February 22, 2019 (the “Loan Agreement”).

C.    By having executed the Loan Agreement as a Corporate Credit Party, ATRM Holdings, Inc., as Guarantor, has unconditionally guaranteed all obligations of Borrower to Lender.

D.    By having executed an instrument of Guaranty dated November 20, 2017, Jeffrey E. Eberwein (“Ancillary Guarantor”) has guaranteed payment of up to $500,000 of Permitted Concentration Related Overadvances as defined in the Loan Agreement.

E.    By having executed an instrument of Guaranty dated September 28, 2018, Ancillary Guarantor has guaranteed payment of up to $600,000 of the Guaranteed Overadvance as defined in the Loan Agreement.

F.    For purposes of convenience, the Note, Loan Agreement and related collateral agreements, certificates and instruments are collectively referred to as the “Credit Documents” in addition to the definition in the Loan Agreement.

G.    On December 14, 2018, Lone Star Value Management, LLC and Guarantor executed a Securities Purchase Agreement and a Subordination Agreement in which, among other things, Lone Star Value Management, LLC agreed to subordinate receipt of and payment of subordinated loans, including but not limited to a $300,000.00 Promissory Note dated December 17, 2018, in favor of Superior Indebtedness (as defined therein) due to Lender.

H.    Guarantor, Lone Star Value Management, LLC, a Connecticut limited liability company, and Ancillary Guarantor have contemporaneously with this Agreement executed and delivered a Membership Interest Purchase Agreement, dated as of the date hereof, whereby Guarantor has agreed to purchase all of the issued and outstanding membership interests of Lone Star Value Management, LLC from Ancillary Guarantor (the “Purchase Agreement”).

I.    Borrower and Guarantor have requested that Lender consent to Guarantor’s entry into the Purchase Agreement and the transaction contemplated thereby.

J.    Prior to the effective date of this Amendment, Guarantor has delivered to Lender (i) complete copies of the Purchase Agreement and all schedules and exhibits thereto (including but not limited to Working Capital Statement and the Company Disclosure Schedule), (ii) such other disclosures and financial information as Lender has requested including the Company Balance Sheet (as defined in the Purchase Agreement) and (iii) documents evidencing the transfer of the Membership Interests as defined in and contemplated by the Purchase Agreement (the “Disclosures”).

K.    Lender has reviewed and accepted the Disclosures.

L.    Lender, Borrower and Guarantor wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Amendment and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENTS

1.    Lender, Borrower and Guarantor reaffirm consent, and agree to all of the terms and conditions of the Credit Documents as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Amendment.

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2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Amendment, the language and interpretation of this Amendment is to be deemed binding and paramount.

3.    In consideration of the agreements set forth herein and the execution and delivery of this Amendment, the Purchase Agreement and the Disclosures, all in form and substance satisfactory to Lender, Lender hereby consents to the transaction contemplated by the Purchase Agreement and waives any violation of Section IX (including Subsections (a) and (d)) of the Loan Agreement on account thereof. Lender’s consent is subject to the agreement hereby on the part of Borrower, Guarantor and Ancillary Guarantor that the payment of any amount to Ancillary Guarantor as set forth in Article I of the Membership Interest Purchase Agreement shall be subordinate to and will otherwise not be paid to Ancillary Guarantor until payment to Lender of the full outstanding balance of the Guaranteed Overadvance as provided by Section 3A of the Ninth Agreement of Amendment to Loan and Security Agreement effective February 22, 2019 executed by the parties hereto.

4.    Except as otherwise waived in Section 3 of this Agreement, the Borrower and Guarantor acknowledge and agree that Section IX (including Subsections (a) and (d)) of the Loan Agreement remains in full force and effect and applies, among other things, to prohibit the merger of Lone Star Value Management, LLC with or into Guarantor or Borrower.

5.    Guarantor agrees to provide to Lender (i) a true copy of each written notice by Guarantor to Ancillary Guarantor alleging claims of indemnification in an amount exceeding $100,000 in the aggregate and (ii) written notice of any Resolution (as defined in the Purchase Agreement) with respect thereto.

6.    The Loan Agreement (and any exhibits thereto) are hereby amended as follows:

As to the Loan Agreement:

A.    Section 1.1 is hereby amended by the following new definition:

“Designated Subsidiary” means Lone Star Value Management, LLC

B.    Section 12.1(c) is hereby amended to read as follows:

“(c)(i) Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in any Credit Document or in Article II, Sections 7.1, 7.3, 7.16, 7.17, 7.18, 7.19, 8.2 and Article IX of this Agreement; or (ii) Borrower or any other Credit Party shall fail or neglect to perform, keep or observe any of the other covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement (other than those set forth in the Sections referred to in clause (i)

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immediately above) or any of the other Credit Documents, regardless of whether such breach involves a covenant, promise, agreement, condition, requirement, term or provision with respect to a Credit Party that has not signed this Agreement, or (iii) if any Ancillary Credit Party or Ancillary Guarantor shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in a Credit Document it has signed and such breach is not remediable or, if remediable, continues unremedied for a period of five (5) Business Days after the earlier to occur of (x) the date on which such breach is known by any Ancillary Credit Party or Ancillary Guarantor or reasonably should have become known to any officer of any Borrower or any Credit Party and (y) the date on which Lender shall have notified any Borrower or such other Credit Party or Ancillary Credit Party of such breach; or”

C.    Section 12.1(e) is hereby amended to read as follows:

“(e)    any judgment shall be rendered against any Credit Party, Ancillary Credit Party or Ancillary Guarantor, or any judgment exceeding $250,000 shall be rendered against Designated Subsidiary, or there shall be any attachment or execution against any of the assets or properties of any Credit Party or Ancillary Credit Party, Ancillary Guarantor or Designated Subsidiary, and such judgment, attachment or execution remains unpaid, unstayed or undismissed for a period of fourteen (14) days from the date of such judgment; or”

D.    Section 12.1(f) is hereby amended to read as follows:

“(f)    any Credit Party, Ancillary Credit Party or Designated Subsidiary shall be dissolved or shall generally not pay, or shall be generally unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally; or any Credit Party, Ancillary Credit Party or Ancillary Guarantor or Designated Subsidiary shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted or a petition shall be filed by or against any Credit Party, Ancillary Credit Party or Ancillary Guarantor or Designated Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property; or any Credit Party, Ancillary Credit Party or Ancillary

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Guarantor or Designated Subsidiary shall take any action to authorize any of the actions set forth above in this clause (f); or”

E.    Section 12.1(j) is hereby amended to read as follows:

“(j)    any other event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect; or an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred and are then continuing, could reasonably be expected to result in liability of any Credit Party in an aggregate amount exceeding the Minimum Actionable Amount; the indictment or threatened indictment of any Credit Party, any officer of any Credit Party or any Guarantor, under any criminal statute, or commencement or threatened commencement of any criminal or civil proceeding against any Credit Party, any officer of any Credit Party or any Guarantor; the commencement of criminal proceedings against any Ancillary Credit Party; or if following the commencement of civil proceedings asserting intentional tortious acts or intentional fraud against any Ancillary Credit Party an order or directive is rendered for the forfeiture of an amount greater than $250,000 which would, in Lender’s reasonable discretion, impair or impede Lender’s rights hereunder or in any Credit Documents executed by a Credit Party, Guarantor or Ancillary Credit Party; or”

F.    Section 12.1(k) is hereby amended to read as follows:

“(k)    any Credit Party or Ancillary Credit Party or other Person shall take or participate in any action which would be prohibited under the provisions of any Credit Document signed by such party, or there shall occur an Event of Default or breach under the provisions of any Credit Document or with respect to any of the Obligations, or any Credit Party shall make any payment on the Subordinated Debt that any Person was not entitled to receive under the provisions of the applicable Subordination Agreement or Intercreditor Agreement; or”

G.     A new Section 12.1(n) is hereby added to read as follows:

“(n)    claims of indemnification made by ATRM Holdings, Inc. against Ancillary Guarantor in an amount exceeding $100,000 in the aggregate under the terms that certain Membership Interest Purchase Agreement, dated as of April 1, 2019, by and among Guarantor, Designated Subsidiary and Ancillary Guarantor, do not result in a Resolution within six months after the Indemnifying Party’s receipt of written notice of the latest of such indemnification claims, as such

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terms are defined in and following such procedures as provided under such Membership Interest Purchase Agreement.”

H.    Schedule 7.7 is hereby amended to add Designated Subsidiary as a Subsidiary 100% owned by Guarantor.

7.    Capitalized terms used in this Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

8.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Amendment.

9.    This Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Amendment is not assignable by Borrower or Guarantor without the prior written consent of Lender.

10.    To the extent that any provision of this Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Amendment invalid or unenforceable. This Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

11.    This Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Amendment is deemed to be part of and integrated into the Credit Documents.

12.    THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

13.    The parties to this Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Amendment, the enforceability and interpretation of the terms contained in this Amendment and the consummation of the transactions and matters covered by this Amendment.

14.    Borrower agrees to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.

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15.    This Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

16.    THE BORROWER, FOR ITSELF, ITS SUBSIDIARIES (IF ANY) AND GUARANTOR AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AMENDMENT OR THE DEBT AS AN INDUCEMENT TO THE EXECUTION OF THIS AMENDMENT.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have signed this Amendment.

Witness:                        KBS BUILDERS, INC.

/s/                            By:/s/ Daniel M. Koch__________________
Print Name                            Daniel M. Koch
                                President

Witness:                        ATRM HOLDINGS, INC.

/s/                            By:/s/ Daniel M. Koch__________________
Print Name                            Daniel M. Koch
                                President

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[Signature Page to Tenth Agreement of Amendment to Loan and Security Agreement
– continued on following page]

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(signatures continued from previous page)

GERBER FINANCE INC.

By:/s/ Jennifer Palmer
Jennifer Palmer
President

[Signature Page to Tenth Agreement of Amendment to Loan and Security Agreement]

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REAFFIRMATION OF GUARANTY

The undersigned Ancillary Guarantor pursuant to instruments of Guaranty effective November 20, 2017 and September 28, 2018 (“Guaranty”) hereby acknowledges and consents to the transactions contemplated by the attached Tenth Agreement of Amendment to Loan and Security Agreement and reaffirms that the covenants, representations and warranties contained in the Guaranty are absolute, unconditional and in full force and effect.

JEFFREY E. EBERWEIN

[Signature Page to Reaffirmation of Guaranty – Tenth Agreement of Amendment
To Loan and Security Agreement]

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